Exhibit 10.2

Fourth Amendment To Chief Executive Officer Employment Agreement

This Amendment modifies the Employment Agreement between Metaldyne Corporation (“Company”) and Timothy D. Leuliette (“Executive”) entered into with an Effective Date of January 1, 2001, as amended July 31, 2003 (“First Amendment”), March 31, 2004 (“Second Amendment”), and September 10, 2004 (“Third Amendment”). The Employment Agreement remains in effect in accordance with its terms, except as modified by the First, Second, and Third Amendments and this Fourth Amendment. In accordance with Section 12 of the Employment Agreement, the parties have agreed to amend the Employment Agreement as follows:

Section 2 of the Employment Agreement, as amended by the Second Amendment, is further amended by deleting the phrase “December 31, 2006” in the first sentence and substituting the phrase “December 31, 2008” in its place.

Intending to be legally bound hereby, the parties have signed this Amendment to be effective January 31, 2006.

Executive

            February 9, 2006                                                                                            /s/ Timothy D. Leuliette
                         Date                                                                                                        Timothy D. Leuliette

                                    METALDYNE CORPORATION

            February 9, 2006                                                                          By:     /s/ Jeffrey M. Stafeil
                         Date
                                                                                                                   Its:     Executive Vice President
                                                                                                                              and Chief Financial Officer